Exhibit 1.1

Execution Copy

MEMORIAL PRODUCTION PARTNERS LP

7,061,294 Common Units

UNDERWRITING AGREEMENT

November 19, 2013

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

Ladies and Gentlemen:

Memorial Resource Development LLC, a Delaware limited liability company (the “Selling Unitholder”) proposes, subject to the terms and conditions stated herein, to sell to Barclays Capital Inc. (the “Underwriter”) 7,061,294 common units representing limited partner interests (the “Units”) in Memorial Production Partners LP, a Delaware limited partnership (the “Partnership”). The common units representing limited partner interests in the Partnership are generally referred to in this Underwriting Agreement (the “Agreement”) as the Common Units.

Reference herein to: (1) “Partnership Parties” means Memorial Production Partners GP LLC, a Delaware limited liability company and the sole general partner of the Partnership (the “General Partner”), the Partnership and Memorial Production Operating LLC, a Delaware limited liability company (the “Operating Company”); (2) “Partnership Entities” means the Partnership Parties and each other direct or indirect subsidiary of the Partnership listed on Schedule I hereto other than Memorial Production Finance Corporation, a Delaware corporation (collectively, the “Subsidiaries”); (3) “Memorial Entities” means the Partnership Parties and the Selling Unitholder; and (4) “Partnership Properties” means all of the assets and properties owned by the Partnership Entities.

The Partnership Parties and the Selling Unitholder wish to confirm as follows their agreement with you in connection with the purchase of the Units from the Selling Unitholder.

1.         Registration Statement and Prospectus.    The Registration Statement (as defined herein) (i) has been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Act; and (iii) has been declared effective under the Act. Copies of the Registration Statement and any amendment thereto have been delivered by the Partnership to the Underwriter. As used in this Agreement:

(i)         “Time of Sale” means 8:45 a.m., New York City time, on November 19, 2013;

(ii)      “Base Prospectus” means the base prospectus, dated June 28, 2013, included in the Registration Statement;

(iii)     “Disclosure Package” means, as of the Time of Sale (i) the most recent Preliminary Prospectus, (ii) the information set forth on Schedule III hereto and (iii) each Issuer Free Writing Prospectus identified on Schedule II hereto, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations;

(iv)     “Effective Date” means the date and time as of which the Registration Statement, or any post-effective amendment or amendments thereto, was or is declared effective by the Commission;

(v)      “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) or “issuer free writing prospectus” (as defined in Rule 433 of the Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units;

(vi)     “Preliminary Prospectus” means any preliminary prospectus (including any preliminary prospectus supplement) relating to the offering of the Units filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations which is filed prior to the filing of the Prospectus, together with the Base Prospectus;

(vii)    “Prospectus” means the final prospectus (including any prospectus supplement) relating to the offering of the Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, together with the Base Prospectus; and

(viii)   “Registration Statement” means the registration statement on Form S-3 (File No. 333-189449), as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement. Any reference herein to include any abbreviated registration statement to register additional Common Units under Rule 462(b) of the Rules and Regulations.

Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act prior to the Effective Date or the issue date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date or the issue date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

2.       Agreements to Sell and Purchase.    The Selling Unitholder hereby agrees to sell the Units to the Underwriter and, upon the basis of the representations, warranties and agreements of the Partnership Parties and the Selling Unitholder herein contained and subject to all the terms and conditions set forth herein, the Underwriter agrees to purchase the Units from the Selling Unitholder at a purchase price of $19.12 per Unit.

3.         Terms of Public Offering.    The Partnership and the Selling Unitholder have been advised by you that you propose to make a public offering of the Units as soon after this Agreement has been executed and delivered as in your judgment is advisable and initially to offer the Units upon the terms set forth in the Prospectus.

Not later than 12:00 p.m. on the second business day following the date the Units are released by the Underwriter for sale to the public, the Partnership shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Underwriter shall request.

4.         Delivery of the Units and Payment Therefor.    Delivery to the Underwriter of the Units and payment therefor shall be made at the offices of Akin Gump Strauss Hauer & Feld LLP, 1111 Louisiana Street, Houston, Texas, at 9:00 a.m., Houston, Texas time, on November 22, 2013, or such other place, time and date (the “Closing Date”) as shall be determined by agreement between the Underwriter and the Selling Unitholder.

Delivery of the Units to be purchased hereunder shall be made through the facilities of The Depository Trust Company against payment of the purchase price therefor by wire transfer of immediately available funds to an account or accounts specified in writing, not later than the close of business on the business day next preceding the Closing Date by the Selling Unitholder. Payment for the Units sold by the Selling Unitholder hereunder shall be delivered by the Underwriter to the Selling Unitholder.

5.         Covenants and Agreements.

(a)        Each of the Partnership Parties, jointly and severally, agrees with the Underwriter that:

(i)        Prior to the termination of the offering of the Units, the Partnership will not file any amendment of the Registration Statement or supplement to the Prospectus unless the Partnership has furnished the Underwriter a copy for its review prior to filing and will not file any such proposed amendment or supplement to which the Underwriter reasonably objects. The Partnership will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Underwriter with the Commission pursuant to the applicable paragraph of Rule 424(b) of the Rules and Regulations within the time period prescribed and will provide evidence satisfactory to the Underwriter of such timely filing. The Partnership will promptly advise the Underwriter (A) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) of the Rules and Regulations, (B) when, prior to termination of the offering of the Units, any amendment to the Registration Statement shall have been filed or become effective, (C) of any request by the Commission or its staff for any amendment of the Registration Statement, or for any supplement to the Prospectus or for any additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (E) of the receipt by the Partnership of any notification with respect to the suspension of the qualification of the Units for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Partnership will use its reasonable best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its reasonable best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(ii)        If, at any time prior to the filing of the Prospectus pursuant to Rule 424(b) of the Rules and Regulations, any event occurs as a result of which (A) the Disclosure Package or any Issuer Free Writing Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (B) any Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus, the Partnership will (x) notify promptly the Underwriter so that any use of the Disclosure Package or the Issuer Free Writing Prospectus, as the case may be, may cease until it is amended or supplemented; (y) amend or supplement the Disclosure Package or the Issuer Free Writing Prospectus, as the case may be, to correct such statement, omission or conflict; and (z) supply any amendment or supplement to the Underwriter in such quantity as it may reasonably request.

(iii)      If, at any time when a prospectus relating to the Units is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 of the Rules and Regulations), any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Partnership promptly will (A) notify the Underwriter of any such event; (B) prepare and file with the Commission, subject to the second sentence of subsection (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (C) supply any supplemented Prospectus to the Underwriter in such quantity as it may reasonably request.

(iv)      As soon as practicable, but in any event not later than sixteen months after the Effective Date, the Partnership will make generally available to its unitholders and to the Underwriter an earnings statement or statements of the Partnership and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.

(v)      The Partnership will furnish (or otherwise make available) to the Underwriter and counsel for the Underwriter, without charge, signed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 of the Rules and Regulations), as many copies of each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Underwriter may reasonably request. The Partnership will pay the expenses of printing or other production of all documents relating to the offering.

(vi)     The Partnership will arrange, if necessary, for the qualification of the Units for sale under the laws of such jurisdictions as the Underwriter may reasonably designate and will maintain such qualifications in effect so long as required for the distribution of the Units; provided, that in no event shall the Partnership be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Units, in any jurisdiction where it is not now so subject.

(vii)    Except as set forth in this Agreement, during the period beginning on and including the date of this Agreement through and including the date that is the 45th day after the date of this Agreement (such period, as the same may be extended pursuant to the provisions set forth in the next sentence, is hereinafter called the “Lock-Up Period”), the Partnership Parties will not, without the prior written consent of the Underwriter, issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Common Units or any securities convertible into or exercisable or exchangeable for Common Units, except that the restrictions set forth in this Section 5(a)(x) shall not apply to (A) the issuance of Common Units or any securities convertible or exchangeable into Common Units as payment of any part of the purchase price for businesses that are acquired by the Partnership; provided that any recipient of such Common Units must agree in writing to be bound by the terms of this Section 5(a)(x) for the remaining term of the Lock-Up Period; (B) issuances of restricted Common Units by the Partnership pursuant to the General Partner’s Long-Term Incentive Plan and (C) issuances of Common Units upon the exercise of options issued under the General Partner’s Long-Term Incentive Plan.

(viii)   The Partnership Parties will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(ix)     The Partnership agrees to pay the costs and expenses relating to the following matters: (A) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (B) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Units; (C) the preparation, printing, authentication, issuance and delivery of certificates for the Units, including any stamp or transfer taxes in connection with the sale of the Units; (D) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Units; (E) the registration of the Units under the Exchange Act and the listing of the Units on the NASDAQ Global Market (“NASDAQ”); (F) any registration or qualification of the Units for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriter relating to such registration and qualification); (G) filing fees related to the registration and qualification with the Financial Industry Regulatory Authority (“FINRA”); (H) the fees and expenses of the Partnership’s accountants and the fees and expenses of counsel (including local and special counsel) for the Partnership; and (I) all other costs and expenses incident to the performance by the Partnership of its obligations hereunder; provided, that except as expressly provided in this Section 5(a)(xii) and Section 8, the Selling Unitholder and the Underwriter shall pay their own respective costs and expenses, including the costs and expenses of their counsel.

(x)      The Partnership agrees that, unless it has or shall have obtained the prior written consent of the Underwriter, and the Underwriter agrees with the Partnership that, unless it has or shall have obtained, as the case may be, the prior written consent of the Partnership, it has not made and will not make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus (as defined in Rule 405 of the Rules and Regulations) required to be filed by the Partnership with the Commission or retained by the Partnership under Rule 433 of the Rules and Regulations; provided, that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses included in Schedule II hereto and any electronic road show. Any such free writing prospectus consented to by the Underwriter or the Partnership is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Partnership agrees that (A) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (B) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Rules and Regulations applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(b)        The Selling Unitholder agrees with the Underwriter that:

(i)         During the Lock-Up Period, excluding the sale of the Units pursuant to this Agreement, the Selling Unitholder will not, without the prior written consent of the Underwriter, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Common Units or any securities convertible into or exercisable or exchangeable for Common Units.

(ii)        The Selling Unitholder will not use or refer to, or permit any person acting on the Selling Unitholder’s behalf (other than, if applicable, the Partnership Parties and the Underwriter) to use or refer to, any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) relating to the Units.

(iii)       The Selling Unitholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(iv)       The Selling Unitholder will deliver to the Underwriter prior to the Closing Date a properly completed and executed United States Treasury Department Form W-9 or other applicable form.

(v)        The Selling Unitholder will cooperate and furnish such information as may be necessary for any filing for review of the public offering of the Units by FINRA.

(vi)       The Selling Unitholder will pay all applicable state transfer taxes, if any, involved in the transfer to the Underwriter of the Units to be purchased by the Underwriter from the Selling Unitholder.

6.         Representations and Warranties of the Partnership Parties. Each of the Partnership Parties, jointly and severally, represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 6.

(a)        The Partnership meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission the Registration Statement, including the Base Prospectus, for registration under the Act of the offering and sale of the Units. The Registration Statement, including all amendments thereto filed prior to the Time of Sale, has become effective. The Partnership has filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), one or more Preliminary Prospectuses relating to the Units, each of which has previously been furnished to you. The Partnership will file with the Commission a Prospectus relating to the Units in accordance with Rule 424(b). As filed, the Prospectus will comply in all material respects with the Act and the rules and regulations of the Commission thereunder and, except to the extent the Underwriter shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Time of Sale or, to the extent not completed at the Time of Sale, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Prospectus) as the Partnership has advised you, prior to the Time of Sale, will be included or made therein. The Registration Statement, at the Time of Sale, meets the requirements set forth in Rule 415(a)(1)(x).

(b)        No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or, to the knowledge of any of the Partnership Parties, threatened by the Commission. No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Partnership Parties, threatened by the Commission.

(c)        On each Effective Date, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 424(b) of the Rules and Regulations and on the Closing Date, the Prospectus (and any supplement thereto) will comply in all material respects with the applicable requirements of the Act on the Effective Date and at the Time of Sale, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) of the Rules and Regulations and on the Closing Date, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Partnership makes no representations or warranties as to the information contained in or omitted from the Registration Statement, each Preliminary Prospectus or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Partnership by or on behalf of the Underwriter specifically for inclusion in the Registration Statement, each Preliminary Prospectus or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 9(b) hereof.

(d)        As of the Time of Sale and the Closing Date, (i) the Disclosure Package, and (ii) each electronic road show, if any, when taken together as a whole with the Disclosure Package, did not and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Partnership makes no representations or warranties as to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of the Underwriter consists of the information described as such in Section 9(b) hereof.

(e)        (i) At the earliest time after filing of the Registration Statement that the Partnership or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Units and (ii) as of the Time of Sale (with such date being used as the determination date for purposes of this clause (ii)), the Partnership was not and is not an Ineligible Issuer (as defined in Rule 405 of the Rules and Regulations), without taking account of any determination by the Commission pursuant to Rule 405 of the Rules and Regulations that it is not necessary that the Partnership be considered an Ineligible Issuer.

(f)        Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified; provided, however, that the Partnership makes no representations or warranties as to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of the Underwriter consists of the information described as such in Section 9(b) hereof.

(g)        Each of the Partnership Parties has been duly formed and is validly existing as a limited partnership, limited liability company or corporation, as applicable, in good standing under the laws of its jurisdiction of organization with full power and authority to enter into and perform its respective obligations under this Agreement and consummate the transactions contemplated hereby. Each of the Partnership Entities is duly qualified to do business as a foreign limited partnership, limited liability company or corporation, as applicable, and is in good standing under the laws of each jurisdiction which requires, or at the Closing Date, will require, such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties, taken as a whole, whether or not arising from transactions in the ordinary course of business, on the Partnership Entities, taken as a whole (a “Material Adverse Effect”), or subject the limited partners of the Partnership to any material liability or disability.

(h)        The Selling Unitholder owns, and on the Closing Date will own, all of the issued and outstanding Class A Membership Interests (as defined in the GP LLC Agreement (as defined below)) of the General Partner, and Natural Gas Partners VIII, L.P., a Delaware limited partnership (“NGP VIII”), Natural Gas Partners IX, L.P., a Delaware limited partnership (“NGP IX”) and NGP IX Offshore Holdings, L.P., a Delaware limited partnership (“NGP Holdings” and together with NGP VIII and NGP IX, the “Funds”), own, and on the Closing Date will own, in the aggregate all of the issued and outstanding non-voting Class IDR Membership Interests (as defined in the GP LLC Agreement) of the General Partner; the Class A Membership Interests and Class

IDR Membership Interests are duly authorized and validly issued in accordance with the limited liability company agreement of the General Partner (the “GP LLC Agreement”), and are fully paid (to the extent required by the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and the Selling Unitholder and the Funds own such membership interests free and clear of all liens, encumbrances, security interests, charges or other claims (collectively, “Liens”), except for restrictions on transferability contained in the GP LLC Agreement or as described in the Disclosure Package and the Prospectus; and on the Closing Date, no other interest in the General Partner will be outstanding.

(i)        The General Partner is, and on the Closing Date will be, the sole general partner of the Partnership with a 0.1% general partner interest in the Partnership; such general partner interest has been, and on the Closing Date will be, duly authorized and validly issued in accordance with the First Amended and Restated Agreement of Limited Partnership of the Partnership, as in effect on the date hereof (the “Partnership Agreement”); and the General Partner owns, and will own on the Closing Date, such general partner interest free and clear of all Liens, except for restrictions on transferability contained in the Partnership Agreement or as described in the Disclosure Package and the Prospectus.

(j)        After giving effect to this Agreement and the transactions contemplated hereby, the Selling Unitholder owns, and on the Closing Date will own, 5,360,912 Subordinated Units (the “Sponsor Units”), and the General Partner owns, and on the Closing Date will own, 100% of the Incentive Distribution Rights (as such term is defined in the Partnership Agreement, the “IDRs”) in the Partnership, in each case free and clear of all Liens, except for restrictions on transferability contained in the Partnership Agreement or as described in the Disclosure Package and the Prospectus; all of such Sponsor Units and IDRs and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware Limited Partnership Act (the “Delaware LP Act”)).

(k)        The Partnership owns, and on the Closing Date will own, all of the issued and outstanding membership interests of the Operating Company free and clear of all Liens, except for restrictions on transferability contained in the limited liability company agreement of the Operating Company (as in effect on the date hereof, the “Operating Company LLC Agreement”) or in that certain Credit Agreement dated December 14, 2011, among the Operating Company, as borrower, the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent for the lenders party thereto, and the other agents and lenders party thereto (as amended, the “Credit Agreement”); such membership interests have been duly authorized and validly issued in accordance with the Operating Company LLC Agreement and are fully paid (to the extent required by the Operating Company LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act).

(l)        The Operating Company owns, and on the Closing Date will own, all of the issued and outstanding membership interests of each of the Subsidiaries (other than with respect to San Pedro Bay Pipeline Company, of which the Operating Company indirectly owns 51.75% of the issued and outstanding common stock) free and clear of all Liens, except for restrictions on transferability contained in the limited liability company agreements or other similar governing documents of each of the Subsidiaries and the Credit Agreement; such membership interests of Columbus Energy, LLC and to the knowledge of the Partnership Parties, such membership interests and common stock, as applicable, of Rise Energy Operating, LLC, Rise Energy Minerals, LLC, Rise Energy Beta, LLC, San Pedro Bay Pipeline Company, WHT Energy Partners LLC, WHT Carthage LLC, Memorial Midstream LLC, Memorial Energy Services LLC and Prospect Energy, LLC have been duly authorized and validly issued in accordance with the limited liability company agreements or other similar governing documents of the Subsidiaries, and are fully paid (to the extent required by each such limited liability company agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act).

(m)        [Reserved].

(n)        As of the date hereof, after giving effect to this Agreement and the transactions contemplated hereby, the Partnership has no limited partner interests issued and outstanding other than the following: 55,877,831 Common Units owned by the public unitholders and 5,360,912 Subordinated Units. Other than the Sponsor Units and the IDRs, the 55,877,831 Common Units will be the only limited partner interests of the Partnership issued and outstanding on the Closing Date.

(o)        Other than its ownership of its 0.1% general partner interest in the Partnership and the IDRs, the General Partner will not, on the Closing Date own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. As of the date hereof, other than (i) the Partnership’s ownership of a 100% membership interest in the Operating Company and 100% of the common stock of Memorial Production Finance Corporation, (ii) the Operating Company’s direct or indirect ownership of a 100% membership interest in each of the Subsidiaries (other than with respect to San Pedro Bay Pipeline Company, of which the Operating Company indirectly owns 51.75% of the issued and outstanding common stock), neither the Partnership nor the Operating Company owns, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. As of the Closing Date, other than (i) the Partnership’s ownership of a 100% membership interest in the Operating Company and 100% of the common stock of Memorial Production Finance Corporation, (ii) the Operating Company’s direct or indirect ownership of a 100% membership interest in each of the Subsidiaries (other than with respect to San Pedro Bay Pipeline Company, of which the Operating Company indirectly owns 51.75% of the issued and outstanding common stock), neither the Partnership nor the Operating Company will own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

(p)        Except as described in or incorporated by reference into the Disclosure Package and the Prospectus, there are no (i) preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Partnership Entities or (ii) outstanding options or warrants to purchase any securities of the Partnership Entities. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership.

(q)        Each of the Partnership Parties has all requisite power and authority to execute and deliver this Agreement and perform its respective obligations hereunder.

(r)        This Agreement has been duly authorized, executed and delivered by each of the Partnership Parties.

(s)        Neither of (i) the execution, delivery and performance of this Agreement by the Partnership Entities party hereto or (ii) any other transactions contemplated by this Agreement, (A) conflicts or will conflict with, or constitutes or will constitute a violation of the partnership agreement, limited liability company agreement, certificate of limited partnership, certificate of formation, conversion or other constituent document (collectively, the “Organizational Documents”) of any of the Partnership Entities, (B) conflicts or will conflict with, or constitutes or will constitute a breach or violation of, or a default under (or an event that, with notice or lapse of time or both would constitute such a default), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any Partnership Entity is a party or bound or to which its property is subject, (C) violates or will violate any statute, law, regulation, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over any Partnership Entity or any of their properties in a proceeding to which any of them or their property is a party or (D) results or will result in the creation or imposition of any Lien upon any property or assets of any of the Partnership Entities (other than Liens created pursuant to the Credit Agreement), except for such conflicts, breaches, violations, defaults or Liens, in the case of clauses (B), (C) and (D), that individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Partnership Parties to consummate the transactions provided for in this Agreement.

(t)        The Organizational Documents of each of the Partnership Parties have been duly authorized and validly executed and delivered by the parties thereto and are valid and legally binding agreements of such party, enforceable against such party in accordance with their respective terms, provided, that, with respect to each agreement described in this Section 6(t), the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); provided further; that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.

(u)        No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over any of the Partnership Entities or any of their properties or assets is required in connection with (i) the offering of the Units as described in the Disclosure Package and the Prospectus and (ii) the execution, delivery and performance of this Agreement by the Partnership Parties, other than (A) registration of the Units under the Act, which has been effected, (B) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Units are being offered by the Underwriter, (C) under the rules and regulations of FINRA, (D) consents that have been, or prior to the Closing Date will be, obtained, (E) consents that, if not obtained, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Partnership Parties to consummate the transactions contemplated by this Agreement, and (F) as described in the Registration Statement, the Disclosure Package and the Prospectus.

(v)        None of the Partnership Entities is (i) in violation of any provision of its Organizational Documents, (ii) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, governmental, regulatory or administrative authority, agency or body, arbitrator or other authority having jurisdiction over any of the Partnership Entities or any of its properties, as applicable or (iii) in breach, default (or an event that, with notice or lapse of time or both, would constitute such a breach or default) or violation in the performance of any obligation, agreement or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument relating to the Partnership Properties to which it is a party or by which it or any of its properties may be bound, which in the case of either (ii) or (iii) would reasonably be expected to have, if continued, a Material Adverse Effect or materially impair the ability of the Partnership Entities to execute this Agreement and consummate the transactions contemplated hereby.

(w)       The Units conform in all material respects to the description thereof contained in the Disclosure Package and the Prospectus.

(x)        No labor problem or dispute with the employees of any of the Partnership Entities who are engaged in the operation of the Partnership Properties exists or is threatened or imminent, and the Partnership Parties are not aware of any existing or threatened or imminent labor disturbance by the employees of any of the Partnership Entities’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.

(y)        The historical financial statements and schedules of the Partnership (or the predecessor to the Partnership, and of any other entities or businesses constituting a portion of the Partnership Properties included for accounting purposes) included or incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus present fairly the financial condition, results of operations and cash flows of the predecessor to the Partnership and such other entities or businesses, as applicable, as of the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of Regulation S-X of the Act and have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The other financial information of the Partnership Entities included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus has been derived from the accounting records of the Partnership Entities and fairly presents the information purported to be shown thereby. All information included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as defined in Regulation G of the Commission) complies in all material respects with Regulation G and Item 10 of Regulation S-K of the Commission, to the extent applicable.

(z)        The accountants who certified the financial statements and supporting schedules included in, to be included in, or incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus are independent public accountants with respect to the Memorial Entities as required by the Act and the Public Company Accounting Oversight Board. The reserve engineers who prepared the reports and audits upon which the estimates of the proved reserves of the Partnership Properties disclosed in the Registration Statement, the Disclosure Package and the Prospectus were based, are independent petroleum engineers with respect to the Partnership Entities and for the periods set forth in the Registration Statement, the Disclosure Package and the Prospectus.

(aa)      The oil and natural gas reserve estimates of the Partnership Properties contained in the Registration Statement, the Disclosure Package and the Prospectus are derived from reports that have been prepared by Netherland, Sewell & Associates, Inc., W.D. Van Gonten & Co. Petroleum Engineering, Ryder Scott Company, L.P., Cawley, Gillespie & Associates, Inc. and Miller and Lents, Ltd, and such estimates fairly reflect, in all material respects, the oil and natural gas reserves attributable to such properties at the dates indicated therein and are in accordance, in all material respects, with Commission guidelines applied on a consistent basis throughout the periods involved.

(bb)      Except as described in or incorporated by reference into the Disclosure Package and the Prospectus, no action, suit, proceeding, inquiry or investigation by or before any court or governmental or other regulatory or administrative agency, authority or body or any arbitrator involving any of the Partnership Entities or its or their property is pending or, to the knowledge of the Partnership Parties, threatened or contemplated that (i) could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated herein; (ii) could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or (iii) that are required to be described in the Disclosure Package or the Prospectus but are not described as required.

(cc)      The Partnership Entities have, and on the Closing Date will have (A) legal, valid and defensible title to the interests in the Partnership Properties supporting the estimates of its net proved reserves contained in the Registration Statement, the Disclosure Package and the Prospectus, (B) good and marketable title in fee simple to all real property owned by them, other than the Partnership Properties covered by clause (A), and (C) good and marketable title to all other property and assets owned by them, in each case, free and clear of all Liens, except such as (i) described in the Registration Statement, the Disclosure Package and the Prospectus, (ii) are permitted under the Credit Agreement, (iii) would not result in a Material Adverse Effect, or (iv) do not, individually or in the aggregate, materially affect the value of such property and do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Registration Statement, the Disclosure Package and the Prospectus by the Partnership Entities; all real property, buildings and other improvements, and equipment and other property to be held under lease or sublease by any of the Partnership Entities will be held by them under valid, subsisting and enforceable leases or subleases, as the case may be, with, solely in the case of leases or subleases relating to real property and buildings or other improvements, such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings or other improvements taken as a whole as they have been used in the past and are proposed to be used in the in the future as described in the Registration Statement, the Disclosure Package and the Prospectus, and all such leases and subleases will be in full force and effect; and none of the Partnership Entities has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Partnership Entities under any of the leases or subleases mentioned above or affecting or questioning the rights of the Partnership Entities to the continued possession of the leased or subleased premises under any such lease or sublease except for such claims that, if successfully asserted, would not, individually or in the aggregate, have a Material Adverse Effect; provided, however, that the enforceability of such leases and subleases, as the case may be, may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(dd)      Each of the Partnership Entities have, and on the Closing Date will have, such consents, easements, rights-of-way or licenses from any person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described in the Registration Statement, the Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Registration Statement, the Disclosure Package and the Prospectus, except for such rights-of-way the failure of which to obtain, would not result in, individually or in the aggregate, a Material Adverse Effect; and other than as set forth, and subject to the qualifications contained, in the Registration Statement, the Disclosure Package and the Prospectus, each of the Partnership Entities will have fulfilled and performed all of its obligations with respect to such rights-of-way and no event shall have occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that would not have a Material Adverse Effect.

(ee)      Each of the Partnership Entities possess, and on the Closing Date will possess, such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct its business in the manner described in the Registration Statement, the Disclosure Package and the Prospectus, except for such Governmental Licenses the failure of which to obtain, would not result in, individually or in the aggregate, a Material Adverse Effect; the Partnership Entities are and will be in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, have a Material Adverse Effect; the Governmental Licenses are and will be valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect; and, to the knowledge of the Partnership Parties, none of the Memorial Entities has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(ff)      Each of the Partnership Entities has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof, except in any case in which the failure so to file would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(gg)     The Partnership Entities are insured, and on the Closing Date will be insured, by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged, except for such policies of insurance the failure of which to obtain, would not result in, individually or in the aggregate, a Material Adverse Effect; all policies of insurance and any fidelity or surety bonds insuring the Partnership Entities or their respective businesses, assets, employees, officers and directors will be in full force and effect, except when the failure of such policies of insurance and any fidelity or surety bonds to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect; and the Partnership Entities will be in compliance with the terms of such policies and instruments in all material respects.

(hh)     No Partnership Entity is, and on the Closing Date no Partnership Entity will be, prohibited, directly or indirectly, from making any distribution with respect to its equity interests, from repaying any loans or advances to any other Partnership Entity or from transferring any of its property or assets to the Partnership or any other Partnership Entity, except as described in or contemplated by the Disclosure Package and the Prospectus or arising under the Credit Agreement.

(ii)       Except as described in or incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus and except as would not, individually or in the aggregate, have a Material Adverse Effect, (A) with respect to the ownership and operation of the Partnership Properties, none of the Partnership Entities are in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to protection of human health (to the extent relating to exposure to Hazardous Materials) or wildlife or pollution of the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) with respect to the ownership and operation of the Partnership Properties, the Partnership Entities have all permits, authorizations and approvals required for the operation of their business under any applicable Environmental Laws and are each in compliance with their requirements, (C) with respect to the ownership and operation of the Partnership Properties, no Partnership Entity has received written notice of any pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against any of the Partnership Entities, and (D) with respect to the ownership and operation of the Partnership Properties, to the knowledge of the Partnership Entities, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against any of the Partnership Entities relating to any Environmental Laws.

(jj)      No relationship, direct or indirect, exists between or among any Partnership Party, on the one hand, and the directors, officers, stockholders, affiliates, customers or suppliers of any Partnership Party, on the other hand, that is required to be described in the Preliminary Prospectus or the Prospectus and is not so described.

(kk)    On the Closing Date, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) the Partnership Entities will be in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published governmental interpretations thereunder (“ERISA”); (ii) no “reportable event” (as defined in Section 4043(c) ERISA) has occurred with respect to any “pension plan” (as defined in Section 3(2) of ERISA) for which any Partnership Entities would have any liability, excluding any reportable event for which a waiver could apply; (iii) neither the Partnership nor any Partnership Entity has incurred, nor does any such entity reasonably expect to incur, liability under (a) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (b) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published governmental interpretations thereunder (the “Code”) with respect to any “pension plan”; (iv) each “pension plan” for which any Partnership Entity would have any liability that is intended to be qualified under Section 401(a) of the Code is the subject of a favorable determination or opinion letter from the Internal Revenue Service to the effect that it is so qualified and, to the knowledge of the Partnership Parties, nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification; and (v) no Partnership Entity has incurred any material unpaid liability to the Pension Benefit Guaranty Corporation (other than for payment of premiums in the ordinary course of business) for which any Partnership Entity could be liable.

(ll)       Since the date of the latest audited financial statements included in or incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus, the Partnership Properties have not sustained any loss or interference from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Disclosure Package and the Prospectus and other than as would not reasonably be expected to have a Material Adverse Effect or prevent or materially interfere with or delay the consummation of this Agreement and the transactions contemplated hereby. Subsequent to the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving, individually or in the aggregate, a prospective material adverse change, in or affecting the condition (financial or otherwise), prospects, management, earnings, business or properties of the Partnership Entities or the Partnership Properties taken as a whole, whether or not arising from transactions in the ordinary course of business, except as described in the Disclosure Package and the Prospectus (exclusive of any supplement thereto) or (ii) any dividend or distribution of any kind declared, paid or made by any Partnership Entities, in each case other than as described in the Registration Statement, the Disclosure Package and the Prospectus.

(mm)   The information included or incorporated by reference into the Disclosure Package and the Prospectus under the captions “Provisions of our Partnership Agreement Relating to Cash Distributions,” “Description of the Common Units,” “The Partnership Agreement,” and “Material Tax Consequences” and “Material Income Tax Consequences,” and the information incorporated by reference into the Disclosure Package and the Prospectus from the Partnership’s annual report on Form 10-K for the year ended December 31, 2012 under the captions “Business—Environmental, Health and Safety Matters and Regulations,” “Business—Other Regulation of the Oil and Natural Gas Industry,” “Directors, Executive Officers and Corporate Governance—Management,” and “Certain Relationships and Related Party Transactions, and Director Independence” in each case to the extent that it constitutes matters of law, summaries of legal matters, summaries of provisions of the Organizational Documents of the Partnership Entities or any other instruments or agreements, summaries of legal proceedings, or legal conclusions, is correct in all material respects; all descriptions in the Registration Statement, the Disclosure Package and the Prospectus of any of the terms of (i) all instruments, agreement and documents filed as exhibits to the Registration Statement pursuant to Rule 601(b)(10) of Regulation S-K and (ii) any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, to which any of the Partnership Entities is a party, are accurate in all material respects.

There is no franchise, contract or other document of a character required to be described in the Registration Statement, the Disclosure Package or the Prospectus, or to be filed as an exhibit to the Registration Statement, that is not described or filed as required (and the Preliminary Prospectus contains in all material respects the same description of the foregoing matters contained in the Prospectus).

(nn)     At the Effective Date, the Partnership Entities and, to the knowledge of the Partnership Parties, the officers and directors of the General Partner, in their capacities as such were, and on the Closing Date, will be, in compliance in all respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations of the Commission and the NASDAQ Stock Market promulgated thereunder.

(oo)     None of the Partnership Entities is now, and on the Closing Date none of the Partnership Entities will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(pp)     The Partnership Entities maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Partnership Entities’ internal controls over financial reporting are effective and, except as disclosed in the Disclosure Package and the Prospectus, none of the Partnership Entities are aware of any material weaknesses in their internal control over financial reporting.

(qq)     The Partnership has established and maintains “disclosure controls and procedures” (to the extent required by and as such term is defined in Rule 13a-15(e) under the Exchange Act); and (i) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Partnership in the reports it files or will file or submit under the Exchange Act, as applicable, is accumulated and communicated to management of the General Partner, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made and (ii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established to the extent required by Rule 13a-15 of the Exchange Act.

(rr)      None of the Partnership Parties has taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(ss)      No Memorial Entity nor, to the knowledge of any of the Partnership Parties, any director, officer, agent or employee of any Memorial Entity, has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Partnership Parties and, to the knowledge of any of the Partnership Parties, their affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(tt)      The operations of each of the Partnership Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Partnership Entities with respect to the Money Laundering Laws is pending or, to the knowledge of any of the Partnership Parties, threatened.

(uu)     No Partnership Entity nor, to the knowledge of any of the Partnership Parties, any director, officer, agent or employee of the Partnership Entities, has received notice that it is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Partnership Entities will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(vv)     Except as described in or incorporated by reference into the Disclosure Package and the Prospectus, no Partnership Entity has any material lending or other relationship with any bank or lending affiliate of the Underwriter.

(ww)   All statistical and market-related data included in or incorporated by reference into the Registration Statement, the Disclosure Package or the Prospectus are based on or derived from sources that the Partnership believes to be reliable and accurate, and the Partnership has obtained the written consent to the use of such data from such sources to the extent required.

(xx)     None of the Memorial Entities has distributed and, prior to the Closing Date, and completion of the distribution of the Units, will distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Underwriter has consented in accordance with this Agreement, or any other materials, if any, permitted by the Act, including Rule 134 of the Rules and Regulations.

(yy)     To the knowledge of the Partnership Parties, there are no affiliations or associations between any member of FINRA and any of the General Partner’s officers or directors or the Partnership’s 5% or greater security holders, except as described in or incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus.

Any certificate signed by any officer of any of the Partnership Parties and delivered to the Underwriter or counsel for the Underwriter in connection with the sale of the Units shall be deemed a representation and warranty by each of the Partnership Parties, as to matters covered thereby, to the Underwriter.

7.          Representations and Warranties of the Selling Unitholder. The Selling Unitholder represents and warrants to, and agrees with, the Underwriter as set forth below in this Section 7.

(a)       The Selling Unitholder has reviewed the Registration Statement and the Disclosure Package and, although the Selling Unitholder has not independently verified the accuracy or completeness of all the information contained therein, nothing has come to the attention of the Selling Unitholder that would lead the Selling Unitholder to believe that (i) as of the most recent Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein in order to make the statements made therein not misleading or (ii) as of the Applicable Time, the Disclosure Package contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such representations and warranties set forth in this Section 7(a) apply only to statements or omissions made in reliance upon and in conformity with information relating to the Selling Unitholder furnished in writing by or on behalf of the Selling Unitholder to the Partnership and the Underwriter expressly for use in the Registration Statement, the Disclosure Package, the Prospectus or any other Issuer Free Writing Prospectus or any amendment or supplement thereto (the “Selling Unitholder Information”). For the avoidance of doubt, each of the Partnership and the Underwriter acknowledges and agrees that for all purposes of this Agreement, the only information furnished to the Partnership and the Underwriter by or on behalf of the Selling Unitholder expressly for use in the Registration Statement, the Disclosure Package, the Prospectus or any amendments or supplements thereto are the number of Units owned and the number of Units proposed to be offered by the Selling Unitholder, the address of the Selling Unitholder, any information relating to the organizational structure of the Selling Unitholder and the beneficial ownership of the Units held by the Selling Unitholder under the caption “Selling Unitholders” in the Registration Statement, the Disclosure Package, the Prospectus, and the information appearing in the Disclosure Package and the Prospectus under the captions “Summary—Our Relationship with Memorial Resource” and “Selling Unitholders,” and the term “Selling Unitholder Information” shall be limited to such information.

(b)        The Selling Unitholder has, and immediately prior to the delivery of the Units on the Closing Date will have, good and valid title to the Units, free and clear of all Liens, except for Liens to be released on the Closing Date pursuant to that certain Release of Security Interests, dated as of the Closing Date, made by Wells Fargo Bank, N.A., as administrative agent for the lenders under the Credit Agreement (as defined therein) in favor of the Selling Unitholder.

(c)        Upon payment for the Units to be sold by the Selling Unitholder, delivery of the Units, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Units in the name of Cede or such other nominee by the Partnership and DTC indicating by book entry on its records that such Units have been credited to securities accounts maintained by the Underwriter at DTC and payment therefor in accordance with this Agreement, the Underwriter will acquire a security entitlement within the meaning of Section 8-102 of the New York Uniform Commercial Code (the “UCC”) with respect to such Units and, under the UCC, an action based on an adverse claim within the meaning of Section 8-105 of the UCC to such Units may not be asserted against the Underwriter with respect to such security entitlement. For purposes of this representation, the Selling Unitholder may assume that when such payment, delivery, registration and crediting occur, (A) the Units will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Partnership’s unit registry in accordance with the Partnership Agreement and applicable law, (B) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC, (C) neither of DTC or the Underwriter have “notice of an adverse claim” (as defined in Section 8-105 of the UCC) to the Units, and (D) appropriate book entries to the accounts of the Underwriter on the records of DTC will have been made pursuant to the UCC).

(d)        The Selling Unitholder has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware.

(e)        The Selling Unitholder has the limited liability company power and authority to execute and deliver this Agreement and perform all of its obligations under this Agreement, to sell and deliver the Units in accordance with and upon the terms and conditions set forth in this Agreement and to consummate the transactions contemplated by this Agreement. All action required to be taken by the Selling Unitholder for the consummation of the transactions contemplated hereby have been validly taken.

(f)         This Agreement has been duly authorized, executed and delivered by the Selling Unitholder.

(g)        Neither of (i) the offering and sale of the Units by the Selling Unitholder or (ii) the execution, delivery and performance of this Agreement by the Selling Unitholder (A) conflicts or will conflict with, or constitutes or will constitute a violation of the limited liability company agreement or certificate of formation of the Selling

Unitholder, (B) conflicts or will conflict with, or constitutes or will constitute a breach or violation of, or a default under (or an event that, with notice or lapse of time or both would constitute such a default), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Unitholder is a party or bound or to which its property is subject, (C) violates or will violate any statute, law, regulation, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over the Selling Unitholder or any of its properties in a proceeding to which it or its property is a party or (D) results or will result in the creation or imposition of any Lien upon any property or assets of the Selling Unitholder, except for such conflicts, breaches, violations, defaults or Liens, in the case of clauses (B), (C) and (D), that individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Selling Unitholder to consummate the transactions provided for in this Agreement.

(h)       No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over the Selling Unitholder or any of its properties or assets is required in connection with (i) the execution, delivery or performance of this Agreement by the Selling Unitholder or (ii) the sale or delivery by the Selling Unitholder of the Units pursuant to this Agreement, other than (A) registration of the Units under the Act, which has been effected, (B) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Units are being offered by the Underwriter, (C) under the rules and regulations of FINRA, (D) consents that have been, or prior to the Closing Date will be, obtained, (E) consents that, if not obtained, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Selling Unitholder to consummate the transactions contemplated by this Agreement, and (F) as described in the Registration Statement, the Disclosure Package and the Prospectus.

(i)        The Selling Unitholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

8.          Expenses.    If the sale of the Units provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 10 hereof is not satisfied, because of any termination pursuant to Section 10 or Section 13 hereof or because of any refusal, inability or failure on the part of the Partnership Parties to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriter, the Partnership Parties will reimburse the Underwriter on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Units; provided, however, that in the case of a termination pursuant to either of clauses (ii), (iii) or (iv) of Section 13, the Partnership will reimburse the Underwriter for one half of all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Units.

9.          Indemnification and Contribution.

(a)      The Partnership Parties jointly and severally agree to indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter, affiliates of the Underwriter who have, or are alleged to have, participated in the distribution of Units as underwriters, and each person who controls the Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Units as originally filed or in any amendment thereof, or in any Preliminary Prospectus, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of circumstances under which they were made (with respect to the Preliminary Prospectus, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus), not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Partnership Parties will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriter specifically for inclusion therein, it being understood and agreed that the only such information furnished by or on behalf of the Underwriter consists of the information described as such in Section 9(c) hereof. This indemnity agreement will be in addition to any liability which the Partnership Parties may otherwise have.

(b)      The Selling Unitholder agrees to indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter, affiliates of the Underwriter who have, or are alleged to have, participated in the distribution of Units as underwriters, and each person who controls the Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Units as originally filed or in any amendment thereof, or in any Preliminary Prospectus, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of circumstances under which they were made (with respect to the Preliminary Prospectus, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus), not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Selling Unitholder shall be liable in any such case only to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with Selling Unitholder Information; provided, further, that the liability of the Selling Unitholder shall be limited to an amount equal to the aggregate proceeds (less underwriters’ discounts and commissions, but before expenses) received by the Selling Unitholder from the sale of the Units sold by the Selling Unitholder pursuant to this Agreement. This indemnity agreement will be in addition to any liability which the Selling Unitholder may otherwise have.

(c)        The Underwriter agrees to indemnify and hold harmless (i) the Partnership Parties, each of the General Partner’s directors and officers who sign the Registration Statement, and each person who controls the Partnership Parties within the meaning of either the Act or the Exchange Act and (ii) the Selling Unitholder, the Selling Unitholder’s directors and officers, and each person who controls the Selling Unitholder within the meaning of either the Act or the Exchange Act and, to the same extent as the foregoing indemnity from the Partnership Parties or the Selling Unitholder to the Underwriter, but only with reference to written information relating to the Underwriter furnished to the Partnership by or on behalf of the Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Underwriter confirms and the Partnership Parties acknowledge that (i) the statements set forth in the last paragraph of the cover page regarding delivery of the Units and, under the heading “Underwriting,” (ii) the sentences related to concessions and (iii) the paragraphs under the sub-captions “Short Positions and Price Stabilizations” in each case in the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus.

(d)        Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ one separate counsel (in addition to local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (but in no event shall the indemnifying party bear the reasonable fees, costs and expenses of more than one such separate counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. If the indemnifying party is obligated pursuant to this Section 9(d) to bear the reasonable fees, costs and expenses of one separate counsel for all of the indemnified parties, such indemnified parties shall not, without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution is sought hereunder.

(e)      In the event that the indemnity provided in paragraph (a), (b), (c) or (d) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Partnership Parties, the Selling Unitholder and the Underwriter severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively “Losses”) to which the Partnership Parties, the Selling Unitholder and the Underwriter may be subject in such proportion as is appropriate to reflect the relative benefits received by the Partnership Parties and the Selling Unitholder, on the one hand, and by the Underwriter, on the other, from the offering of the Units; provided, however, that in no case shall the Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Units purchased by the Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Partnership Parties, the Selling Unitholder and the Underwriter severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Partnership Parties and the

Selling Unitholder, on the one hand, and of the Underwriter on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Relative benefits received by the Selling Unitholder shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses and applicable structuring and advisory fees) received by the Selling Unitholder, and benefits received by the Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Partnership Parties and the Selling Unitholder, on the one hand, and by the Underwriter, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Partnership Parties, the Selling Unitholder and the Underwriter agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(e), each person who controls the Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Partnership within the meaning of either the Act or the Exchange Act, each officer of the Partnership who shall have signed the Registration Statement and each director of the Partnership shall have the same rights to contribution as the Partnership Parties, subject in each case to the applicable terms and conditions of this paragraph (e).

10.        Conditions of the Underwriter’s Obligations.    The obligations of the Underwriter to purchase the Units shall be subject to the accuracy of the representations and warranties on the part of the Partnership Parties and the Selling Unitholder contained herein as of the Time of Sale and the Closing Date, to the accuracy of the statements of the Partnership Parties and the Selling Unitholder made in any certificates pursuant to the provisions hereof, to the performance by the Partnership Parties and the Selling Unitholder of their obligations hereunder and to the following additional conditions:

(a)      The Prospectus and any supplement thereto have been filed in the manner and within the time period required by Rule 424(b) of the Rules and Regulations; any material required to be filed by the Partnership pursuant to Rule 433(d) of the Rules and Regulations under the Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433 of the Rules and Regulations; if the Partnership has elected to rely upon Rule 462(b) under the Rules and Regulations, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m. New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b)        The Partnership and the Selling Unitholder shall have requested and caused Akin Gump Strauss Hauer & Feld LLP, counsel for the Partnership and the Selling Unitholder, to have furnished to the Underwriter its legal opinion, dated the Closing Date, and addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter, substantially in the form set forth on Exhibit B.

(c)        The Underwriter shall have received from Vinson & Elkins L.L.P., counsel for the Underwriter, such opinion or opinions, dated the Closing Date, and addressed to the Underwriter, with respect to the sale of the Units, the Registration Statement, the Disclosure Package, the Prospectus (together with any supplement thereto) and other related matters as the Underwriter may reasonably require, and the Partnership shall have caused the Partnership Entities to furnish to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(d)        Each Partnership Party shall have furnished to the Underwriter certificates of the Chairman, the President, the Chief Executive Officer or an Executive Vice President or Senior Vice President of such Partnership Party (or persons holding similar positions, as applicable) and of the Chief Financial Officer or Chief Accounting Officer of such Partnership Party (or persons holding similar positions, as applicable), dated the Closing Date, to the effect that the signers of each such certificate have carefully examined the Registration Statement, the Prospectus, the Disclosure Package, any Issuer Free Writing Prospectus and any amendment or supplement thereto, as well as each electronic roadshow used in connection with the offering of the Units, and this Agreement and that:

(i)        the representations and warranties of such Partnership Party in this Agreement are true and correct on and as of the Closing Date, with the same effect as if made on the Closing Date, and such Partnership Party has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to the Closing Date;

(ii)       since the date of the most recent financial statements included in or incorporated by reference into the Disclosure Package and the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect, except as described in the Disclosure Package and the Prospectus (exclusive of any supplement thereto); and

(iii)      with respect to the certificate of the Partnership Entities, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the Partnership Entities, threatened.

(e)        The Selling Unitholder shall have furnished to the Underwriter a certificate, dated the Closing Date, signed by or on behalf of the Selling Unitholder, to the effect that:

(i)       the representations and warranties of the Selling Unitholder in this Agreement are true and correct on and as of the Closing Date, with the same effect as if made on the Closing Date; and

(ii)      the Selling Unitholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to the Closing Date, as applicable.

(f)        [Reserved]

(g)        The Underwriter shall have received from each of KPMG LLP, Deloitte & Touche LLP, Ernst & Young LLP, Weaver and Tidwell, L.L.P, Netherland, Sewell & Associates, Inc., W. D. Von Gonten & Co. Petroleum Engineering, Ryder Scott Company, L.P., Cawley, Gillespie & Associates, Inc. and Miller and Lents, Ltd. customary comfort letters dated the date of this Agreement and the Closing Date, and addressed to the Underwriter, containing (i) in the case of the letters of KPMG LLP, Deloitte & Touche LLP, Ernst & Young LLP and Weaver and Tidwell, L.L.P., statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus, and any amendments or supplements thereto, (ii) in the case of the letters of Netherland, Sewell & Associates, Inc., W. D. Von Gonten & Co. Petroleum Engineering, Ryder Scott Company, L.P., Cawley, Gillespie & Associates, Inc. and Miller and Lents, Ltd., statements and information of the type ordinarily included in reserve engineers’ “comfort letters” to underwriters with respect to the reserve reports described in Section 6(aa) hereof and related reserve information contained in the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus, and any amendments or supplements thereto and (iii) with regards to such letters dated the Closing Date, to the effect that such firm reaffirms the statements made in the letters furnished on the date of this Agreement, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date. References to the Prospectus in this paragraph (g) include any supplement thereto at the date of the respective letter.

(h)        Subsequent to the Time of Sale or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any amendment or supplement thereto), there shall not have been (i) any material increase or decrease specified in the letter or letters referred to in paragraph (f) of this Section 10 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Partnership Entities taken as a whole, whether or not arising from transactions in the ordinary course of business, except as described in or incorporated by reference into the Disclosure Package and the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Units as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(i)        Subsequent to the Time of Sale, there shall not have been any decrease in the rating of any of the Partnership Parties’ debt securities by any “nationally recognized statistical rating organization” (as such term is defined under Section 3(a)(62) under the Exchange Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(j)        The Partnership shall have provided NASDAQ with all information as requested thereby relating to the sale of the Units.

(k)        At the Time of Sale, the Partnership and the Selling Unitholder shall have furnished to the Underwriter a letter substantially in the form of Exhibit A hereto from each of the parties listed on Schedule IV hereto and addressed to the Underwriter.

(l)        The Underwriter shall have received from the Partnership Parties such additional documents and certificates as the Underwriter or counsel for the Underwriter may reasonably request.

If any of the conditions specified in this Section 10 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Underwriter and Vinson & Elkins L.L.P., this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriter. Notice of such cancellation shall be given to the Partnership in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 10 shall be delivered at the office of counsel for the Partnership Parties, at Akin Gump Strauss Hauer & Feld LLP, 1111 Louisiana Street, Houston, Texas 77002, on the Closing Date.

11.        Effective Date of Agreement.   This Agreement shall become effective upon the later of (a) the execution and delivery hereof by the parties hereto and (b) release of notification of the effectiveness of the Registration Statement by the Commission; provided, however, that the provisions of Sections 8 and 9 shall at all times be effective.

12.        [Reserved].

13.        Termination of Agreement.   This Agreement shall be subject to termination in the absolute discretion of the Underwriter, by notice given to the Partnership and the Selling Unitholder prior to delivery of and payment for the Units, if at any time prior to such time (i) trading in the Partnership’s Common Units shall have been suspended by the Commission or NASDAQ or trading in securities generally on NASDAQ or the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared either by federal or New York State authorities, (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Underwriter, impractical or inadvisable to proceed with the offering or delivery of the Units as contemplated by the Preliminary Prospectus or the Prospectus (exclusive of any supplement thereto) or (iv) there has occurred any material adverse effect in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Units.

14.      Representations and Indemnities to Survive.     The respective agreements, representations, warranties, indemnities and other statements of the Partnership Parties or any of their officers, the Selling Unitholder or any of its officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, the Selling Unitholder or the Partnership Parties or any of the officers, directors, managers, employees, agents or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Units. The provisions of Section 8 and Section 9 hereof shall survive the termination or cancellation of this Agreement.

15.      Miscellaneous.  Except as otherwise provided in Sections 5 and 12 hereof, notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be delivered

(i)	to the Partnership Parties

1301 McKinney Street, Suite 2100 Houston, Texas 77010, attn: General Counsel (fax no.: (713) 588-8301)

with a copy to

Akin Gump Strauss Hauer & Feld LLP 1111 Louisiana Street, 44th Floor Houston, Texas 77002 attn.: John Goodgame

(ii)	to the Selling Unitholder

1301 McKinney Street, Suite 2100 Houston, Texas 77010, attn: General Counsel (fax no.: (713) 588-8301)

with a copy to

Akin Gump Strauss Hauer & Feld LLP 1111 Louisiana Street, 44th Floor Houston, Texas 77002 attn.: John Goodgame

(iii)	to the Underwriter

Barclays Capital Inc. 745 Seventh Avenue New York, New York 10019 attn: Syndicate Registration with a copy to

Vinson & Elkins L.L.P. 1001 Fannin, Suite 2500 Houston, Texas 77002 attn: Doug McWilliams

This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, affiliates, agents and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

16.      No Fiduciary Duty.    Each of the Partnership Parties and the Selling Unitholder hereby acknowledge that (a) the purchase and sale of the Units pursuant to this Agreement is an arm’s-length commercial transaction among the Partnership Parties, the Selling Unitholder and the Underwriter and any affiliate through which it may be acting, (b) the Underwriter is acting as principal and not as an agent or fiduciary of the Partnership Parties or the Selling Unitholder and (c) the engagement of the Underwriter in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, each of the Partnership Parties and the Selling Unitholder agree that they are responsible for making their own judgments in connection with the offering (irrespective of whether the Underwriter has advised or is currently advising the Partnership Parties or the Selling Unitholder on related or other matters). Each of the Partnership Parties and the Selling Unitholder agree that it will not claim that the Underwriter has rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to any of the Partnership Parties in connection with such transaction or the process leading thereto.

17.      Integration.  This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Partnership Parties, the Selling Unitholder and the Underwriter, or any of them, with respect to the subject matter hereof.

18.      Applicable Law.      This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

19.      Waiver of Jury Trial.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20.      Counterparts.  This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

21.      Headings.  The section headings used herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Partnership Parties, the Selling Unitholder and the Underwriter.

Very truly yours,

Memorial Production Partners LP

By:	Memorial Production Partners GP LLC, its general partner

By: /s/ John A. Weinzierl
Name: John A. Weinzierl
Title: President & Chief Executive Officer

Memorial Production Partners GP LLC

By: /s/ John A. Weinzierl
Name: John A. Weinzierl
Title: President & Chief Executive Officer

Memorial Production Operating LLC

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP
LLC, its general partner

By: /s/ John A. Weinzierl
Name: John A. Weinzierl
Title: President & Chief Executive Officer

Memorial Resource Development LLC

By: /s/ John A. Weinzierl
Name: John A. Weinzierl
Title: President & Chief Executive Officer

[Signature Page to Underwriting Agreement]

The foregoing Agreement is hereby

confirmed and accepted as of the

date first above written.

Barclays Capital Inc.

By: /s/ Victoria Hale
Name: Victoria Hale
Title: Vice President

[Signature Page to Underwriting Agreement]

SCHEDULE I

Subsidiaries

Subsidiary	Jurisdiction
Memorial Production Finance Corporation	Delaware
Columbus Energy, LLC	Delaware
Rise Energy Operating, LLC	Delaware
Rise Energy Minerals, LLC	Delaware
Rise Energy Beta, LLC	Delaware
San Pedro Bay Pipeline Company	California
WHT Energy Partners LLC	Delaware
WHT Carthage LLC	Delaware
Memorial Midstream LLC	Texas
Memorial Energy Services LLC	Delaware
Prospect Energy, LLC	Colorado

Schedule I-1

SCHEDULE II

Issuer Free Writing Prospectuses

1. None.

SCHEDULE III

Information Included in Disclosure Package

1.	Public offering price: $19.34 per Common Unit

2.	Number of Units offered: 7,061,294

SCHEDULE IV

Parties to Lock-Up Agreements

Andrew J. Cozby

Patrick T. Nguyen

Gregory M. Robbins

Larry R. Forney

Kyle N. Roane

John A. Weinzierl

Kenneth A. Hersh

Scott A. Gieselman

Tony R. Weber

Jonathan M. Clarkson

Michael P. Highum

Robert A. Innamorati

Memorial Resource Development LLC

EXHIBIT A

FORM OF LOCK-UP LETTER

November 19, 2013

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

Ladies and Gentlemen:

This letter is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), among Memorial Production Partners LP (the “Partnership”), Memorial Production Partners GP LLC, Memorial Production Operating LLC, Memorial Resource Development LLC and you as underwriter (the “Underwriter”) relating to an underwritten public offering of common units representing limited partner interests in the Partnership (“Common Units”).

In order to induce you to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Barclays Capital Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any Common Units of the Partnership or any securities convertible into, or exercisable or exchangeable for such Common Units, or publicly announce an intention to effect any such transaction, for a period of 45 days after the date of the Underwriting Agreement (the “Lock-up Period”) other than transfers of Common Units to affiliates and Common Units disposed of as bona fide gifts; provided that in the case of any such transfer (i) each donee or transferee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Common Units, shall be required or shall be voluntarily made during the restricted period referred to above.

If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

Yours very truly,

Exhibit A-1

EXHIBIT B

1.

 (a)       Each Partnership Entity is validly existing as a limited partnership or limited liability company, as applicable, and is in good standing under the laws of the State of Delaware or, in the case of Memorial Midstream, has the right to transact business in the State of Texas under the laws of the State of Texas.

(b)        The Selling Unitholder is validly existing as a limited liability company and is in good standing under the laws of the State of Delaware.

2.

(a)        Each Partnership Entity (other than Memorial Midstream) is duly qualified to do business as a foreign limited partnership or limited liability company, as applicable, in, and is in good standing under the laws of or (as to the State of Texas) has the right to transact business in, each jurisdiction (other than the State of Delaware) so identified on Exhibit D attached hereto.

(b)        The Selling Unitholder is duly qualified to do business as a foreign limited liability company in, and has the right to transact business in, the State of Texas.

3.

(a)        Each Partnership Entity has all requisite entity power and authority to own its respective properties and conduct its business, in each case in all material respects, as described in the Disclosure Package and the Final Prospectus. Each UA Entity has the entity power and authority necessary to execute and deliver the Underwriting Agreement and perform its obligations under the Underwriting Agreement. The General Partner has the limited liability company power and authority necessary to act as the general partner of the Partnership. The execution and delivery of the Underwriting Agreement by each UA Entity and the performance by such UA Entity of its respective obligations thereunder have been duly authorized by all necessary entity action on the part of such UA Entity.

(b)        The Selling Unitholder has the limited liability company power and authority necessary to execute and deliver the Underwriting Agreement and perform its obligations under the Underwriting Agreement. The Selling Unitholder has all requisite limited liability company power and authority to sell and deliver the Units in accordance with and upon the terms and conditions set forth in the Underwriting Agreement and the Partnership Agreement. The execution and delivery of the Underwriting Agreement by the Selling Unitholder and the performance by the Selling Unitholder of its obligations thereunder have been duly authorized by all necessary limited liability company action on the part of the Selling Unitholder.

4.	(a) The Underwriting Agreement has been duly authorized, executed and delivered by each of the UA Entities.

(b)        The Underwriting Agreement had been duly authorized, executed and delivered by the Selling Unitholder.

Exhibit B-1

5.

The Units to be sold to the Underwriter by the Selling Unitholder pursuant to the Underwriting Agreement, and the limited partner interests represented thereby, have been duly authorized and validly issued in accordance with the Partnership Agreement, and holders of the Units will have no obligation to make any further payments to the Partnership for the issuance of the Units or contributions to the Partnership solely by reason of their ownership of the Units, except for their obligations to repay any funds wrongfully distributed to them.

6.	(a)

MRD owns of record all of the issued and outstanding Class A Membership Interests (as defined in the General Partner LLC Agreement) in the General Partner, free and clear of all liens, charges, claims, encumbrances or other security interests (“Liens”) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming MRD as debtor is on file in the office of the Secretary of State of the State of Delaware, except Liens arising under MRD’s debt instruments.

	(b)	Natural Gas Partners VIII, L.P., a Delaware limited partnership (“Fund VIII”), Natural Gas Partners IX, L.P., a Delaware limited Partnership (“Fund IX”), and NGP IX Offshore Holdings, L.P., a Delaware limited partnership (“Fund IX Offshore” and, together with Fund VIII and Fund IX, the “Funds”), collectively own of record all of the issued and outstanding Class IDR Membership Interests (as defined in the General Partner LLC Agreement) in the General Partner, free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming any of the Funds as debtor is on file in the office of the Secretary of State of the State of Delaware, except Liens arising under the Funds’ debt instruments.

7.

The General Partner is the sole general partner of the Partnership and owns of record 61,300 General Partner Units (as defined in the Partnership Agreement), free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to us, in the case of (i) and (ii), other than those Liens that (A) are created by or arise under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), (B) arise under the MLP Credit Agreement, (C) are created by or arise under the Constitutive Documents of the Partnership, or (D) are disclosed in the Pre-Pricing Preliminary Prospectus and the Final Prospectus.

8.	(a)

MRD owns of record 5,360,912 Subordinated Units (each as defined in the Partnership Agreement) and the limited partner interests represented thereby, in the Partnership, free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming MRD as debtor is on file in the office of the Secretary of State of the State of Delaware, except Liens arising under MRD’s debt instruments. Such Subordinated Units, and the limited partner interests represented thereby specified in the previous sentence, have been duly authorized and validly issued in accordance with the Partnership Agreement, and MRD will have no obligation to

Exhibit B-2

make any further contributions to the Partnership solely by reason of its ownership of the Subordinated Units, except for its obligation to repay any funds wrongfully distributed to MRD.

(b)

Immediately after sale and delivery of the Units to the Underwriter in accordance with the terms of the Underwriting Agreement on the date hereof, (i) the issued and outstanding partner interests in the Partnership will consist of the limited partner interests in the Partnership represented by 55,877,831 Common Units (including the Units), 5,360,912 Subordinated Units and the Incentive Distribution Rights (as defined in the Partnership Agreement) and 61,300 General Partner Units (as defined in the Partnership Agreement); and (ii) other than the Subordinated Units and the Incentive Distribution Rights, the limited partner interests in the Partnership represented by the 55,877,831 Common Units will be the only issued and outstanding limited partner interests in the Partnership.

9.

The General Partner owns of record all of the Incentive Distribution Rights (as defined in the Partnership Agreement), and the limited partner interests represented thereby, in the Partnership, free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to us, in the case of (i) and (ii), other than those Liens that (A) are created by or arise under the Delaware LP Act, (B) arise under the MLP Credit Agreement, (C) are created by or arise under the Constitutive Documents of the Partnership, or (D) are disclosed in the Pre-Pricing Preliminary Prospectus and the Final Prospectus. Such Incentive Distribution Rights, and the limited partner interests represented thereby, have been duly authorized and validly issued in accordance with the Partnership Agreement, and the General Partner will have no obligation to make any further contributions to the Partnership solely by reason of its ownership of the Incentive Distribution Rights, except for its obligation to repay any funds wrongfully distributed to the General Partner.

10.

The Partnership owns of record 100% of the issued and outstanding membership interests in Operating LLC, free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to us, in the case of (i) and (ii), other than those Liens that (A) are created by or arise under the Delaware Limited Liability Company Act (the “Delaware LLC Act”), (B) arise under the MLP Credit Agreement, (C) are created by or arise under the Constitutive Documents of Operating LLC, or (D) are disclosed in the Pre-Pricing Preliminary Prospectus and the Final Prospectus. Such membership interests have been duly authorized and validly issued in accordance with the Constitutive Documents of Operating LLC, and the Partnership will have no obligation to make any contributions to Operating LLC solely by reason of its ownership of the membership interests in Operating LLC, except for its obligation to repay any funds wrongfully distributed to the Partnership.

Exhibit B-3

11.

Operating LLC owns of record 100% of the issued and outstanding membership interests in Columbus, free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Operating LLC as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to us, in the case of (i) and (ii), other than those Liens that (A) are created by or arise under the Delaware LLC Act, (B) arise under the MLP Credit Agreement, (C) are created by or arise under the Constitutive Documents of Columbus, or (D) are disclosed in the Pre-Pricing Preliminary Prospectus and the Final Prospectus. Such membership interests have been duly authorized and validly issued in accordance with the Constitutive Documents of Columbus, and Operating LLC will have no obligation to make any further contributions to Columbus solely by reason of its ownership of the membership interests in Columbus, except for its obligation to repay any funds wrongfully distributed to Operating LLC.

12.

Operating LLC owns of record 100% of the issued and outstanding membership interests in Rise Energy Operating, free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Operating LLC as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to us, in the case of (i) and (ii), other than those Liens that (A) are created by or arise under the Delaware LLC Act, (B) arise under the MLP Credit Agreement, (C) are created by or arise under the Constitutive Documents of Rise Energy Operating, or (D) are disclosed in the Pre-Pricing Preliminary Prospectus and the Final Prospectus. Such membership interests have been duly authorized and validly issued in accordance with the Constitutive Documents of Rise Energy Operating, and Operating LLC will have no obligation to make any further contributions to Rise Energy Operating solely by reason of its ownership of the membership interests in Rise Energy Operating, except for its obligation to repay any funds wrongfully distributed to Operating LLC.

13.

Operating LLC owns of record 100% of the issued and outstanding membership interests in WHT Energy Partners, free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Operating LLC as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to us, in the case of (i) and (ii), other than those Liens that (A) are created by or arise under the Delaware LLC Act, (B) arise under the MLP Credit Agreement, (C) are created by or arise under the Constitutive Documents of WHT Energy Partners, or (D) are disclosed in the Pre-Pricing Preliminary Prospectus and the Final Prospectus. Such membership interests have been duly authorized and validly issued in accordance with the Constitutive Documents of WHT Energy Partners, and Operating LLC will have no obligation to make any further contributions to WHT Energy Partners solely by reason of its ownership of the membership interests in WHT Energy Partners, except for its obligation to repay any funds wrongfully distributed to Operating LLC.

14.

Operating LLC owns of record 100% of the issued and outstanding membership interests in Memorial Midstream, free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming

Exhibit B-4

Operating LLC as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to us, in the case of (i) and (ii), other than those Liens that (A) are created by or arise under the Texas Business Organizations Code, (B) arise under the MLP Credit Agreement, (C) are created by or arise under the Constitutive Documents of Memorial Midstream, or (D) are disclosed in the Pre-Pricing Preliminary Prospectus and the Final Prospectus.    Such membership interests have been duly authorized and validly issued in accordance with the Constitutive Documents of Memorial Midstream, and Operating LLC will have no obligation to make any further contributions to Memorial Midstream solely by reason of its ownership of the membership interests in Memorial Midstream, except for its obligation to repay any funds wrongfully distributed to Operating LLC.

15.

Operating LLC owns of record 100% of the issued and outstanding membership interests in Memorial Energy Services, free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Operating LLC as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to us, in the case of (i) and (ii), other than those Liens that (A) are created by or arise under the Delaware LLC Act, (B) arise under the MLP Credit Agreement, (C) are created by or arise under the Constitutive Documents of Memorial Energy Services, or (D) are disclosed in the Pre-Pricing Preliminary Prospectus and the Final Prospectus.    Such membership interests have been duly authorized and validly issued in accordance with the Constitutive Documents of Memorial Energy Services, and Operating LLC will have no obligation to make any further contributions to Memorial Energy Services solely by reason of its ownership of the membership interests in Memorial Energy Services, except for its obligation to repay any funds wrongfully distributed to Operating LLC.

16.

Assuming Operating LLC owns of record 100% of the issued and outstanding membership interests in Prospect Energy, LLC, a Colorado limited liability company (“Prospect”), Operating LLC owns such membership interests free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Operating LLC as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to us, in the case of (i) and (ii), other than those Liens that (A) are created by or arise under the laws of Prospect’s jurisdiction of organization, (B) arise under the MLP Credit Agreement, (C) are created by or arise under the organizational documents of Prospect, or (D) are disclosed in the Pre-Pricing Preliminary Prospectus and the Final Prospectus.

17.

Rise Energy Operating owns of record 100% of the issued and outstanding membership interests in Rise Energy Minerals, free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Rise Energy Operating as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to us, in the case of (i) and (ii), other than those Liens that (A) are created by or arise under the Delaware LLC Act, (B) arise under the MLP Credit Agreement, (C) are created by or arise under the Constitutive Documents of Rise Energy Minerals, or (D) are disclosed in the Pre-Pricing Preliminary Prospectus and the Final Prospectus.    Such membership interests have been duly

Exhibit B-5

authorized and validly issued in accordance with the Constitutive Documents of Rise Energy Minerals, and Rise Energy Operating will have no obligation to make any further contributions to Rise Energy Minerals solely by reason of its ownership of the membership interests in Rise Energy Minerals, except for its obligation to repay any funds wrongfully distributed to Rise Energy Operating.

18.

Rise Energy Operating owns of record 100% of the issued and outstanding membership interests in Rise Energy Beta, free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Rise Energy Operating as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to us, in the case of (i) and (ii), other than those Liens that (A) are created by or arise under the Delaware LLC Act, (B) arise under the MLP Credit Agreement, (C) are created by or arise under the Constitutive Documents of Rise Energy Beta, or (D) are disclosed in the Pre-Pricing Preliminary Prospectus and the Final Prospectus. Such membership interests have been duly authorized and validly issued in accordance with the Constitutive Documents of Rise Energy Beta, and Rise Energy Operating will have no obligation to make any further contributions to Rise Energy Beta solely by reason of its ownership of the membership interests in Rise Energy Beta, except for its obligation to repay any funds wrongfully distributed to Rise Energy Operating.

19.

WHT Energy Partners owns of record 100% of the issued and outstanding membership interests in WHT Carthage, free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming WHT Energy Partners as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to us, in the case of (i) and (ii), other than those Liens that (A) are created by or arise under the Delaware LLC Act, (B) arise under the MLP Credit Agreement, (C) are created by or arise under the Constitutive Documents of WHT Carthage, or (D) are disclosed in the Pre-Pricing Preliminary Prospectus and the Final Prospectus. Such membership interests have been duly authorized and validly issued in accordance with the Constitutive Documents of WHT Carthage, and WHT Energy Partners will have no obligation to make any further contributions to WHT Carthage solely by reason of its ownership of the membership interests in WHT Carthage, except for its obligation to repay any funds wrongfully distributed to WHT Energy Partners.

20.

Except as described in the Disclosure Package and the Final Prospectus, there are no options, warrants, preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity interests in the Partnership or Operating LLC pursuant to any of its respective Constitutive Documents, any other Material Agreement or any law, rule or regulation of any Included Law, other than those restrictions upon the transfer of equity interests arising under the MLP Credit Agreement and MRD debt instruments. None of the offering or sale of the Units as contemplated by the Underwriting Agreement gives rise under the Constitutive Documents of the Partnership or any Material Agreement to any rights for inclusion in the Registration Statement of any Common Units or other securities of the Partnership, other than those that have been waived or are described in the Disclosure Package and the Final Prospectus.

Exhibit B-6

21.

The Registration Statement was declared effective under the Securities Act on June 28, 2013. To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission. The filings of the Pre-Pricing Preliminary Prospectus and the Final Prospectus pursuant to Rule 424(b) (without reference to Rule 424(b)(8)) under the Securities Act were made in the manner and within the time period required by such Rule.

22.

(a)        No permit, consent, approval, authorization, order, registration, filing or qualification (“Consent”) of or with any court or governmental agency or body under the Included Laws is required in connection with the execution, delivery and performance of the Underwriting Agreement by the UA Entities party thereto, other than (i) such Consents required under state securities or “Blue Sky” laws, (ii) such Consents that have been obtained or made and (iii) Consents with respect to the SEC required in the performance by the Partnership of its obligations under Section 5 of the Underwriting Agreement.

(b)        No Consent of or with any court or governmental agency or body under the Included Laws is required in connection with the offering or sale by the Selling Unitholder of the Units or the execution, delivery and performance of the Underwriting Agreement by the Selling Unitholder, other than (i) such Consents required under state securities or “Blue Sky” laws, (ii) such Consents that have been obtained or made and (iii) Consents with respect to the SEC required in the performance by the Partnership of its obligations under Section 5 of the Underwriting Agreement.

23.

(a)        None of the execution, delivery and performance of the Underwriting Agreement by the Partnership or the performance of the actions required to be taken by the Partnership pursuant to the Underwriting Agreement conflicts or will conflict with or constitutes or will constitute a breach or violation of or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or results or will result in the creation or imposition of any Lien upon any property or assets of any of the Partnership Entities (other than those arising under the MLP Credit Agreement) pursuant to, (i) any Constitutive Document, (ii) any Material Agreement, (iii) any law, rule or regulation of the Included Laws or (iv) any order, judgment, decree or injunction of any court or governmental agency or body known to us directed to any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party; provided, however, that no opinion is expressed pursuant to this paragraph with respect to federal securities laws and other anti-fraud laws.

(b)        None of the offering or sale of the Units by the Selling Unitholder, the execution, delivery and performance of the Underwriting Agreement by the Selling Unitholder or the performance of the actions required to be taken by the Selling Unitholder pursuant to the Underwriting Agreement conflicts or will conflict with or constitutes or will constitute a breach or violation of or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under (i) any MRD Organizational Document, (ii) any Material Agreement or MRD Material Agreement, (iii) any law, rule or regulation of the Included Laws or (iv) any order, judgment, decree or injunction of

Exhibit B-7

any court or governmental agency or body known to us directed to the Selling Unitholder or any of its properties in a proceeding to which it or its property is a party; provided, however, that no opinion is expressed pursuant to this paragraph with respect to federal securities laws and other anti-fraud laws.

24.

The Partnership is not, and after giving effect to the Offering and the application of the proceeds therefrom as described in the Disclosure Package and the Final Prospectus, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

25.

The statements included in the Disclosure Package and the Final Prospectus under the headings “Provisions of Our Partnership Agreement Relating to Cash Distributions,” “Description of the Common Units,” “The Partnership Agreement,” “Material Tax Consequences” and “Material Income Tax Consequences” and the statements under the headings “Certain Relationships and Related Transactions, and Director Independence”, “Business—Environmental, Health and Safety Matters and Regulations—General,” “Business—Environmental, Health and Safety Matters and Regulations—Hazardous Substances and Waste,” “Business—Environmental, Health and Safety Matters and Regulations—Water Discharges,” “Business—Environmental, Health and Safety Matters and Regulations—Air Emissions,” and “Business—Environmental, Health and Safety Matters and Regulations—Climate Change” in the Partnership’s annual report on Form 10-K for the year ended December 31, 2012 incorporated by reference into the Disclosure Package and the Final Prospectus, in each case, insofar as they purport to summarize any agreement, statute or regulation, are accurate summaries in all material respects; and the Common Units (including the Units), the Incentive Distribution Rights and the Subordinated Units conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Final Prospectus under the captions “Description of the Common Units” and “The Partnership Agreement.”

26.

Upon (i) delivery to and receipt by The Depository Trust Company (“DTC”) of the Units to be purchased by the Underwriter under the Underwriting Agreement, (ii) payment by the Underwriter of the purchase price for such Units specified in Section 2 of the Underwriting Agreement in accordance with the terms of the Underwriting Agreement and (iii) indication by DTC in its records by book entry that such Units have been credited solely to a securities account of the Underwriter at DTC, (x) DTC will acquire all rights the transferor had or had power to transfer in such Units and will be a protected purchaser thereof to the extent DTC’s rights are governed by Article 8 of the UCC (as defined below), and (y) the Underwriter will have acquired a valid security entitlement thereto and, to the extent governed by Article 8 of the Uniform Commercial Code, an action based on an adverse claim thereto may not be asserted against such Underwriter, assuming that DTC has no notice of an adverse claim to such Units and the Underwriter has no notice of an adverse claim to such security entitlement.

Because the primary purpose of our professional engagement was not to establish or confirm factual matters, financial, accounting or statistical information or reserve and production information, and because many determinations involved in the preparation of the Registration Statement, the Disclosure Package and the Final Prospectus are of a wholly or partially non-legal

Exhibit B-8

character, except as expressly set forth in paragraph 25 of this opinion letter, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus Supplement and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements.

Because the primary purpose of our professional engagement was not to establish or confirm factual matters, financial, accounting or statistical information or reserve and production information, and because many determinations involved in the preparation of the Registration Statement, the Disclosure Package and the Final Prospectus are of a wholly or partially non-legal character, except as expressly set forth in paragraph 25 of this opinion letter, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus Supplement and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements.

However, in the course of our acting as counsel to the Partnership in connection with the preparation of the Registration Statement, the Disclosure Package and the Final Prospectus Supplement, we have reviewed each such document and have participated in conferences and telephone conversations with representatives of the Partnership, representatives of the Selling Unitholder, representatives of the independent public accountants for the Partnership, representatives of the independent reserve engineers for the applicable Partnership Entities, representatives of the Underwriter and representatives of the Underwriter’s counsel, during which conferences and conversations the contents of such documents and related matters were discussed.

Subject to the foregoing, on the basis of the information we gained in the course of our participation in such conferences and conversations and our review of such documents, we confirm to you that:

(a)    Each of the Registration Statement, as of the date of the Underwriting Agreement, the Pre-Pricing Preliminary Prospectus, as of the date of the Pre-Pricing Preliminary Prospectus Supplement, and the Final Prospectus, as of the date of the Final Prospectus Supplement, appeared on its face to be appropriately responsive in all material respects with the requirements of the Securities Act, except that (i) we express no view as to the financial statements, the notes and schedules thereto and other financial and accounting data and oil and gas reserve and production information contained or incorporated by reference therein or omitted therefrom, and (ii) we express no view in this sentence as to the antifraud provisions of the U.S. federal securities laws and the rules and regulations promulgated under such provisions. We have no knowledge of any documents that are required to be filed under the Securities Act (but are not filed as required in all material respects) as exhibits to the Registration Statement, or of any documents or legal proceedings to which any Partnership Entity is a party of a character that are required under the Securities Act to be summarized (but are not summarized as required in all material respects) in the Pre-Pricing Preliminary Prospectus or the Final Prospectus, except, in each case, we express no view (i) in this sentence as to the antifraud provisions of the U.S. federal securities laws and the rules and regulations

Exhibit B-9

promulgated under such provisions and (ii) as to the financial statements, the notes and schedules thereto and other financial and accounting data and oil and gas reserve and production information so required to be filed or summarized.

(b)  No information has come to our attention that causes us to believe that (i) the Registration Statement, as of the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Disclosure Package, as of 8:45 a.m. (New York time) on November 19, 2013 (which you have informed us is a time prior to the time of the first sale of the Units by the Underwriter), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading or (iii) the Final Prospectus, as of the date of the Final Prospectus Supplement and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in the case of each of clauses (i)-(iii) above, we do not express any view as to the financial statements, financial schedules and other financial and accounting data and oil and gas reserve and production information contained or incorporated by reference therein or omitted therefrom.

Exhibit B-10